Exhibit 99.1

CMS ENERGY ANNOUNCES SECOND QUARTER EARNINGS OF $0.33 PER SHARE; REAFFIRMS 2017 ADJUSTED EARNINGS GUIDANCE

JACKSON, Mich., July 28, 2017 — CMS Energy announced today reported net income of $92 million, or $0.33 per share, for the second quarter of 2017 and $291 million, or $1.04 per share, for the first half of 2017. Earnings per share in the first half of 2017, which were the same as 2016 on a reported basis, grew 8 cents or 7 percent compared to 2016 on a weather-normalized basis and are ahead of plan.

CMS Energy reaffirmed its guidance for 2017 adjusted earnings of $2.14 to $2.18 per share (*See below for important information about non-GAAP measures) or 6 to 8 percent annual adjusted earnings per share growth.

During the second quarter, the company has continued to make significant progress in pursuit of a triple bottom line of people, planet and profit. Consumers Energy was ranked the top employer to work for in Michigan by Forbes Magazine. Additionally, construction commenced on phase II of the Cross Winds Energy Park and the company announced a new program which enables large businesses to match 100 percent of their energy use with renewable energy sources. Consumers Energy has maintained focus to deliver year-to-date earnings ahead of plan despite a record year of storms in the company’s service territory.

“Our commitment to our co-workers, customers and communities could not be more evident in this year’s second quarter,” said Patti Poppe, CEO and President of CMS Energy and Consumers Energy. “Our top priority remains keeping our promises to the people we serve.”

CMS Energy noted several additional accomplishments in the second quarter:

•                  Named by a Market Strategies International survey as a “Most Trusted Brand,” ranking the company fourth in the nation among providers of electricity and natural gas by residential customers.

•                  Named a Gold-Level Veteran Friendly Employer by the Michigan Veterans Affairs Agency and ranked nationally as “Best for Vets” by the Military Times.

•                  Launched a new residential solar energy pilot program, giving Michigan customers another option to help build a cleaner future for our state.

•                  In the process of investing nearly $440 million in 2017 to modernize our natural gas system to focus on safety and reliability.

•                  Consumers Energy and CMS Energy President and CEO Patti Poppe was named a Crain’s Detroit Business Change Maker of the Year; and was one of 32 female CEO’s in this year’s nationwide, Fortune 500 and one of two female CEOs in Michigan.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business and also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2017 second quarter results and provide a business and financial outlook on July 28 at 8:30 AM (EDT). To participate in the Webcast, go to CMS Energy’s home page (www.cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather.

This news release contains “forward-looking statements.” The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at www.cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS Energy Corporation

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME

(In Millions, Except Per Share Amounts)

	Second Quarter		First Half
	(Unaudited)		(Unaudited)
	2017	2016	2017	2016

Operating Revenue	$1,449	$1,371	$3,278	$3,172

Operating Expenses	1,208	1,096	2,649	2,571

Operating Income	$241	$275	$629	$601

Other Income	9	16	23	34

Interest Charges	110	108	217	214

Income before Income Taxes	$140	$183	$435	$421

Income Tax Expense	47	58	143	132

Net Income	$93	$125	$292	$289

Income Attributable to Noncontrolling Interests	1	1	1	1

Net Income Available to Common Stockholders	$92	$124	$291	$288

Income Per Share
Basic	$0.33	$0.45	$1.04	$1.04
Diluted	0.33	0.45	1.04	1.04

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CMS Energy Corporation

SUMMARIZED CONSOLIDATED BALANCE SHEETS

(In Millions)

	June 30	December 31
	2017	2016
	(Unaudited)
Assets
Cash and cash equivalents	$418	$235
Restricted cash and cash equivalents	17	19
Other current assets	1,776	2,026
Total current assets	$2,211	$2,280
Plant, property, and equipment	16,119	15,715
Other non-current assets	3,537	3,627
Total Assets	$21,867	$21,622

Liabilities and Equity
Current liabilities	$1,275	$1,371
Non-current liabilities	6,076	5,927
Capitalization
Debt, capital leases, and financing obligation (*)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	8,544	8,508
Non-recourse debt	1,171	1,198
Total debt, capital leases, and financing obligation	9,715	9,706
Noncontrolling interests	37	37
Common stockholders’ equity	4,449	4,253
Total capitalization	$14,201	$13,996
Securitization debt	315	328
Total Liabilities and Equity	$21,867	$21,622

(*) Current and long-term

CMS Energy Corporation

SUMMARIZED STATEMENTS OF CASH FLOWS

(In Millions)

	First Half
	(Unaudited)
	2017	2016

Beginning of Period Cash (Including Restricted Amounts)	$257	$288

Cash provided by operating activities	$1,119	$1,101
Cash used in investing activities	(806)	(911)
Cash flow from operating and investing activities	$313	$190
Cash used by financing activities	(129)	(72)
Total Cash Flow	$184	$118

End of Period Cash (Including Restricted Amounts)	$441	$406

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CMS Energy Corporation

SUMMARY OF CONSOLIDATED EARNINGS

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

(In Millions, Except Per Share Amounts)

	Second Quarter			First Half
	(Unaudited)			(Unaudited)
	2017	2016		2017	2016

Net Income Available to Common Stockholders	$92	$124		$291	$288

Reconciling Items:
Discontinued Operations Loss	*	*		*	*

Restructuring Costs and Other	1	*		2	*
Tax Impact	(1)	(*	)	(1)	(*	)

Adjusted Net Income - Non-GAAP Basis	$92	$124		$292	$288

Non-Normal Weather Impacts	10	(15)		72	39
Tax Impact	(4)	6		(28)	(15)

Adjusted Weather-Normalized Net Income - Non-GAAP Basis	$98	$115		$336	$312

Average Number of Common Shares Outstanding
Basic	280	278		279	277
Diluted	280	279		280	279

Basic Earnings Per Average Common Share

Net Income Per Share as Reported	$0.33	$0.45		$1.04	$1.04

Reconciling Items:
Discontinued Operations Loss	*	*		*	*

Restructuring Costs and Other	*	*		*	*
Tax Impact	(* )	(*	)	(* )	(*	)

Adjusted Net Income - Non-GAAP Basis	$0.33	$0.45		$1.04	$1.04

Non-Normal Weather Impacts	0.03	(0.06)		0.26	0.14
Tax Impact	(0.01)	0.02		(0.10)	(0.06)

Adjusted Weather-Normalized Net Income - Non-GAAP Basis	$0.35	$0.41		$1.20	$1.12

Diluted Earnings Per Average Common Share

Net Income Per Share as Reported	$0.33	$0.45		$1.04	$1.04

Reconciling Items:
Discontinued Operations Loss	*	*		*	*

Restructuring Costs and Other	*	*		*	*
Tax Impact	(* )	(*	)	(* )	(*	)

Adjusted Net Income - Non-GAAP Basis	$0.33	$0.45		$1.04	$1.04

Non-Normal Weather Impacts	0.03	(0.06)		0.26	0.14
Tax Impact	(0.01)	0.02		(0.10)	(0.06)

Adjusted Weather-Normalized Net Income - Non-GAAP Basis	$0.35	$0.41		$1.20	$1.12

Note:                  Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather.

* Less than $500 thousand or $0.01 per share.

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